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                                                                 Exhibit 24.1

                        CONSENT OF INDEPENDENT AUDITOR


We consent to the reference to our firm as "EXPERTS" and to the use of our report dated May 29, 1997, in the registration Statement on Form SB-2 and the related Prospects of Schuylkill Enterprises, Inc.



                                                   /s/ Cogen Sklar LLP
                                                   COGEN SKLAR LLP



Bala Cynwyd, Pennsylvania
June 19, 1997